UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

PFGI Capital Corporation

(Exact name of Registrant as specified in its Charter)

Maryland	1-8019-01	04-3659419

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No. )

One East Fourth Street, Cincinnati, Ohio	45202

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	1-800-851-9521 or 513-345-7102

Item 12 – Results of Operations and Financial Condition.

        On April 22, 2004, the Registrant issued a press release confirming the cash payment on Income PRIDES and announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PFGI CAPITAL CORPORATION

By: /s/ Anthony M. Stollings Anthony M. Stollings, Chief Financial Officer and Treasurer

April 22, 2004